UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT No. 1 TO

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 4, 2004
                                                --------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

         Maryland                       1-1553                  52-0248090
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

701 East Joppa Road, Towson, Maryland                         21286
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         410-716-3900
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Black & Decker  Corporation hereby amends and supplements the Current Report on Form 8-K filed by the Corporation on October 4, 2004, to include the historical financial statements of the Tools Group of Pentair, Inc. and the unaudited pro forma financial information listed below.

ITEM 2.01     Completion of Acquisition or Disposition of Assets

On October 4, 2004, the Corporation announced that it has completed the purchase of the Tools Group from Pentair, Inc., which was previously announced on July 19, 2004. Under the purchase agreement, the Corporation acquired the Tools Group for a purchase price of approximately $775 million in cash. The final purchase price is subject to customary adjustments based upon changes in the net assets of the Tools Group through the closing date. The Tools Group includes the Porter-Cable, Delta, DeVilbiss Air Power, Oldham Saw and FLEX businesses.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation's related press release dated October 4, 2004.

ITEM 9.01     Financial Statements and Exhibits

  (a)  Financial statements of businesses acquired.

       The following audited combined financial statements of the Pentair, Inc. Tools Group are filed herewith as Exhibit 99.2:
           i    Report of Independent Registered Public Accounting Firm
           ii   Combined  Statement  of Income For the Year Ended  December  31,
                2003
           iii  Combined Balance Sheet as of December 31, 2003
           iv   Combined Statement of Cash Flows For the Year Ended December 31,
                2003
           v    Combined  Statement  of  Changes in  Shareholder's  Equity as of
                December 31, 2003
           vi   Notes to Combined Financial Statements

       The following unaudited interim combined financial statements of the Pentair, Inc. Tools Group are filed herewith as Exhibit 99.3:
           i    Combined  Statements of Income  (Unaudited)  For the Nine Months
                Ended October 2, 2004 and September 27, 2003
           ii   Combined  Balance  Sheet as of October 2, 2004  (Unaudited)  and
                December 31, 2003
           iii  Condensed Combined  Statements of Cash Flows (Unaudited) For the
                Nine Months Ended October 2, 2004 and September 27, 2003
           iv   Notes to Combined Financial Statements (Unaudited)

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  (b)  Pro forma financial information

       The following unaudited pro forma combined financial statements of the Corporation are filed herewith as Exhibit 99.4:

           i    Introduction  to  Pro  Forma  Combined   Financial   Information
                (Unaudited)
           ii   Pro Forma  Combined  Statement of Earnings  (Unaudited)  For the
                Nine Months Ended September 26, 2004
           iii  Pro Forma  Combined  Statement of Earnings  (Unaudited)  For the
                Year Ended December 31, 2003
           iv   Pro  Forma  Combined  Balance  Sheet as of  September  26,  2004
                (Unaudited)
           v    Notes to Pro Forma Combined Financial Statements (Unaudited)

  (c)  Exhibits

           Exhibit              Description
           -------              -----------
           Exhibit 2            Purchase  Agreement  between  The Black & Decker
                                Corporation  and Pentair,  Inc. dated as of July
                                16,   2004,   included   in  the   Corporation's
                                Quarterly Report on Form 10-Q for the quarter ended June 27, 2004, is incorporated herein by reference.

           Exhibit 23.1         Consent of Deloitte & Touche LLP.

           Exhibit 99.1*        Press Release of the  Corporation  dated October
                                4, 2004.

           Exhibit 99.2         Combined  balance  sheet  of the  Pentair,  Inc.
                                Tools Group as of December 31, 2003, and the related combined statements of income, cash flows and changes in shareholder's equity for the year ended December 31, 2003.

           Exhibit 99.3 Unaudited combined balance sheet of the Pentair, Inc. Tools Group as of October 2, 2004 and the related combined statements of income and condensed combined statements of cash flows for the nine months ended October 2, 2004 and September 27, 2003.

           Exhibit 99.4 Unaudited pro forma combined financial information of the Corporation as of September 26, 2004 and for the nine months ended September 26, 2004 and year ended December 31, 2003.

           --------------------
           * Previously filed as an exhibit to the Current Report on Form 8-K filed on October 4, 2004.

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                         THE BLACK & DECKER CORPORATION


                               S I G N A T U R E S


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE BLACK & DECKER CORPORATION


                                               By: /s/CHRISTINA M. MCMULLEN
                                                   ---------------------------
                                                   Christina M. McMullen
                                                   Vice President and Controller


Date: December 17, 2004

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                         The Black & Decker Corporation

                                  Exhibit Index

Exhibit Number     Description
--------------     -----------

      2 Purchase Agreement between The Black & Decker Corporation and Pentair, Inc. dated as of July 16, 2004, included in the Corporation's Quarterly Report on Form 10-Q for the quarter ended June 27, 2004, is incorporated herein by reference.

     23.1          Consent of Deloitte & Touche LLP.

     99.1*         Press Release of the Corporation dated October 4, 2004.

     99.2 Combined balance sheet of the Pentair, Inc. Tools Group as of December 31, 2003, and the related combined statements of income, cash flows and changes in shareholder's equity for the year ended December 31, 2003.

     99.3 Unaudited combined balance sheet of the Pentair, Inc. Tools Group as of October 2, 2004 and the related combined statements of income and condensed combined statements of cash flows for the nine months ended October 2, 2004 and September 27, 2003.

     99.4 Unaudited pro forma combined financial information of the Corporation as of September 26, 2004 and for the nine months ended September 26, 2004 and year ended December 31, 2003.

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*Previously  filed as an  exhibit  to the  Current  Report  on Form 8-K filed on
 October 4, 2004.

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